SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): APRIL 2, 2001


                            CENDANT CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     1-10308               06-0918165
          ----------                   ---------             ------------
(State or Other Jurisdiction of       (Commission            (IRS Employer
        Incorporation)               File Number)         Identification No.)


      9 WEST 57TH STREET NEW YORK, NEW YORK                    10019
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      (Address of principal executive offices)              (zip code)


     Registrant's telephone number, including area code: (212) 314-1800


                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.        OTHER EVENTS.

               On April 2, 2001, Cendant Corporation, a Delaware corporation ("Cendant"), announced the completion of the acquisition of Fairfield Communities, Inc., a Delaware corporation ("Fairfield"). The acquisition was consummated through a merger of a subsidiary of Cendant with and into Fairfield (with Fairfield as the surviving corporation) pursuant to which Fairfield stockholders will receive $16 in cash for each outstanding share of Fairfield common stock. The acquisition is valued at approximately $690 million.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(c)     Exhibits.

No.            Description

99.1           Press Release of Cendant Corporation dated April 2, 2001.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CENDANT CORPORATION


                                     By:  /s/ Eric J. Bock
                                          -----------------------------------
                                     Name:  Eric J. Bock
                                     Title: Senior Vice President - Law and
                                            Corporate Secretary

Dated: April 2, 2001


                               EXHIBIT INDEX


Exhibit No.    Description

99.1           Press Release of Cendant Corporation dated April 2, 2001.